UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017

DIAMONDHEAD CASINO CORPORATION

DELAWARE

   COMMISSION FILE NUMBER: 0-17529

             IRS EMPLOYER IDENTIFICATION NO. 59-2935476

1013 Princess Street

Alexandria, Virginia 22314

(703) 683-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a- 12 under the Securities Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2017, John St. Peter tendered his resignation to the Board of Directors. Mr. St. Peter was appointed to the Board of Directors on April 21, 2015 and was a member of the Compensation and Nominating Committees. In his resignation letter, Mr. St. Peter expressed no disagreements with management of the Company.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             DIAMONDHEAD CASINO CORPORATION

                                                                             By: /s/ Deborah A. Vitale

                                                                                   Deborah A. Vitale

                                                                                   President

Dated: July 20, 2017